Exhibit 99.1

Cleco Enters Agreement to be Acquired by North American Investor Group Led by Macquarie Infrastructure and Real Assets and British Columbia Investment Management Corporation

•	Investor group to acquire Cleco Corporation for $55.37 per share in cash

◦	Values the company at approximately $4.7 billion including assumed debt

◦	Cleco shareholders to continue to receive dividends at annualized rate of $1.60 per share until closing

•	Cleco Power to remain independently operated by local management and headquartered in Pineville, Louisiana

•	Residential and commercial electricity rates will be unaffected by the acquisition

•	No changes to employment levels, employee compensation levels or benefits

•	Cleco to continue providing reliable power and responsive customer service

•	New owners to retain Cleco’s local presence, culture, and community support by:

◦	Establishing a charitable foundation to continue current community support

◦	Appointing individuals from Louisiana to the board of directors, including chair

◦	Maintaining current level of economic development funding for the region

•	Darren Olagues expected to succeed Bruce Williamson as president and CEO upon closing

PINEVILLE, La., October 20, 2014 - Cleco Corporation (NYSE: CNL), a public utility holding company and owner of regulated electric utility Cleco Power LLC, today announced that it has entered into a definitive agreement to be acquired by a group of North American long-term infrastructure investors led by Macquarie Infrastructure and Real Assets (MIRA) and British Columbia Investment Management Corporation (bcIMC), together with John Hancock Financial and other infrastructure investors (collectively, “investor group”). The agreement values Cleco at approximately $4.7 billion, including approximately $1.3 billion of assumed debt.

Under the terms of the agreement, the new owners will acquire all outstanding shares of Cleco Corporation for $55.37 per share in cash. The price represents approximately a 15 percent premium to Cleco’s closing price of $48.27 on October 17, 2014, the last trading day prior to the announcement of the agreement. The transaction is subject to customary closing conditions, including the approval of Cleco shareholders, the approval of the Louisiana Public Service Commission (LPSC) and the Federal Energy Regulatory Commission (FERC), and the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. The transaction is expected to close in the second half of 2015.

Following the close of the transaction, Cleco Power LLC will continue to be regulated by the LPSC and FERC. The transaction will not affect residential or commercial rates for electricity.

In addition, following the close of the transaction, Cleco will continue to operate as an independent company led by local management and will maintain its headquarters in Pineville, La. Cleco’s chief executive officer, senior utility management, and leaders of corporate support functions will all be Louisiana residents as will at least four members of Cleco’s board of directors, including its chair. Cleco and the new owners have made additional commitments to the LPSC including that no changes will be made to Cleco’s operations, staffing levels (currently approximately 1,200 employees), compensation levels or employee and retiree benefits programs as a result of the transaction.

“With this agreement, Cleco’s existing investors will receive an exceptional value for their shares to top off a superior total shareholder return of the past few years, and our customers and employees can expect us to retain our strong commitment to service and reliability,” said Bruce Williamson, Cleco’s chairman, president and chief executive officer. “The board and management worked together in structuring this transaction to deliver a premium valuation to our public shareholders and ensure a continued local presence in the communities Cleco serves. This agreement is the right transaction for our shareholders, employees, retirees, and customers of all types. The new owners understand the value Cleco brings to the region and are committed to Cleco’s strategy as a safe, reliable electricity provider positioned to meet Louisiana’s long-term power needs.”

“A well-run utility like Cleco, operating in an environment in which our experience and expertise can help drive additional growth, represents a very good opportunity for our investors,” said Chris Leslie, chief executive officer of Macquarie Infrastructure Partners III (MIP III), the MIRA-managed fund leading the acquisition. “Our ownership group has significant experience with large utilities in the United States and around the world. We value having quality local management, and we support these independent businesses in their efforts to grow and prosper over the long-term.”

"Cleco is an attractive infrastructure business operating in a stable, regulated environment,” said Lincoln Webb, senior vice president, Infrastructure for bcIMC. “We are delighted to invest in Cleco - a strong and respected company based and doing business in the State of Louisiana. Cleco complements our existing infrastructure portfolio and is considered a long-term investment for bcIMC and our pension plan and insurance fund clients."

"Utility investing is a core part of our investment strategy.  We serve as a strategic funding partner for utility and infrastructure build-out throughout North America, and we are very pleased to be a part of this investor group," added Recep Kendircioglu, managing director, Power & Project Finance Team for John Hancock Life Insurance Company.

Upon closing, Darren Olagues, currently president of Cleco’s utility operating company, Cleco Power LLC, is expected to become president and chief executive officer of Cleco. Olagues has worked with Cleco for more than seven years and has over 20 years of utility industry experience. He was chief financial officer of Cleco Corporation and senior vice president of Cleco Midstream Resources prior to assuming his current position in 2013. A Louisiana native, Olagues will continue to be based out of the company’s headquarters in Pineville.

“Cleco has proudly served residents and businesses in Louisiana for nearly 80 years, and our commitment to them is as strong as ever,” said Olagues. “By partnering with this group of experienced, long-term infrastructure owners, Cleco will continue to operate as an independent, locally based company with a clear focus on preserving our strong culture. Our customers will continue to receive the reliable power and responsive service they have come to expect from us.”

Focus on Customer and Community Service
Cleco’s existing customer service office locations and service centers will continue to provide customers with prompt responses to billing, installation, and service matters. Cleco expects the ownership transition from a public to private company to be completely seamless from the point of view of its customers. The company will continue to operate under the “Cleco” brand and name.

The company will continue to invest corporate resources and employee volunteer hours to help strengthen its communities. As a part of its public service effort, Cleco will also form a charitable foundation that supports community-based programs.

Transaction Details

Under the terms of the definitive merger agreement, a newly formed entity will acquire all of the outstanding shares of Cleco Corporation for $55.37 per share in cash, or approximately $3.4 billion, and will also assume approximately $1.3 billion of debt outstanding. The new owners will refinance Cleco’s existing bank debt at closing.

Prior to closing, the transaction is expected to have no impact on Cleco’s dividend. Cleco shareholders will continue to receive dividends at an annualized rate of $1.60 per share until closing.

Advisors

Goldman Sachs & Co. and Tudor, Pickering, Holt & Co. are serving as financial advisors to Cleco, and Locke Lord LLP is the company’s legal advisor. Hunton & Williams LLP is serving as legal counsel to the independent members of the Cleco board of directors.

Macquarie Capital (USA) Inc. is serving as financial advisor to the MIRA and bcIMC-led investor group. Kirkland & Ellis LLP is serving as its legal counsel. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel to bcIMC.

About Cleco Corporation
Cleco Corporation is a public utility holding company headquartered in Pineville, La. Cleco owns a regulated electric utility company, Cleco Power LLC, which is engaged principally in the generation, transmission, distribution, and sale of electricity primarily in Louisiana. Cleco Power owns 11 generating units with a total nameplate capacity of 3,340 megawatts. Cleco Power serves approximately 284,000 customers in Louisiana through its retail business and supplies wholesale power in Louisiana and Mississippi. For more information about Cleco, visit www.cleco.com.

About Macquarie Infrastructure Partners III and Macquarie Infrastructure and Real Assets

Headquartered in New York, Macquarie Infrastructure Partners III is a $3.0 billion private investment fund managed by MIRA, focused on making investments in infrastructure businesses in the United States and Canada. The majority of the investors in MIP III are U.S. and Canadian institutions including public and corporate pension funds, endowments, and foundations. Macquarie Infrastructure and Real Assets, a division of Macquarie Group Ltd. of Australia and the manager of MIP III, is the world’s largest infrastructure asset manager and an investor in real estate, agriculture, and energy assets. MIRA managed 29 infrastructure investment vehicles and $105 billion of infrastructure assets across 27 countries at March 30, 2014. MIRA, through MIP III and its predecessor funds, has invested more than $6.0 billion in the acquisition of North American infrastructure businesses including utilities Puget Energy, Aquarion Water, and Duquesne Light, as well as port terminals, toll roads, telecommunications towers, and waste collection and disposal businesses and an additional $7.0 billion in post-acquisition capital projects.

About British Columbia Investment Management Corporation

bcIMC is an independent investment management corporation with a globally diversified investment portfolio of C$114.0 billion of gross managed assets as of March 31, 2014. Based in Victoria, British Columbia, and supported by industry-leading expertise, bcIMC is a long-term, institutional investor that invests in all major asset classes including infrastructure and other strategic investments. bcIMC’s clients include public sector pension plans, public trusts, and insurance funds.

bcIMC’s Infrastructure Program, valued at over C$5.2 billion as of December 31, 2013, holds long-term investments in privately owned and managed infrastructure assets. bcIMC’s portfolio includes regulated companies in the energy generation, transmission/distribution, water and wastewater sectors, as well as transportation. These companies operate in stable and mature regulatory environments, and generally provide opportunities for future capital investments. The program has holdings in North America, Latin America, Australia, and Europe - including direct investments in electric and/or gas utilities (Open Grid Europe, Puget Energy, Transelec) and water utilities (Aquarion Water, Corix Infrastructure, and Thames Water). bcIMC invests for the long term and in tangible infrastructure assets that have the potential to generate stable returns and cash yields for its pension plan and insurance fund clients.

For more information, visit www.bcimc.com.

About John Hancock Financial and Manulife

John Hancock Financial is a division of Manulife, a leading Canada-based financial services group with principal operations in Asia, Canada, and the United States. Operating as Manulife in Canada and Asia and primarily as John Hancock in the United States, our group of companies offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents, and distribution partners. Funds under management by Manulife and its subsidiaries were C$637 billion (US$597 billion) as of June 30, 2014. Manulife Financial Corporation trades as 'MFC' on the TSX, NYSE and PSE, and under '945' on the SEHK. Manulife can be found on the Internet at manulife.com.

The John Hancock unit, through its insurance companies, comprises one of the largest life insurers in the United States. John Hancock offers and administers a broad range of financial products, including life insurance, annuities, investments, 401(k) plans, long-term care insurance, college savings, and other forms of business insurance. Additional information about John Hancock may be found at johnhancock.com.

Forward-Looking Statements

Statements in this communication include “forward-looking statements” about future events, circumstances and results within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including, without limitation, statements containing the words “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and similar expressions, are statements that could be deemed forward-looking statements. These statements are based on the current expectations of Cleco’s management.

Although Cleco believes that the expectations reflected in such forward-looking statements are reasonable, such forward-looking statements are based on numerous assumptions (some of which may prove to be incorrect) and are subject to risks and uncertainties that could cause the actual results and events in future periods to differ materially from Cleco’s expectations and those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. Risks, uncertainties and other factors include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; or could otherwise cause the failure of the merger to close, including the failure to obtain shareholder approval for the proposed merger; (ii) the failure to obtain regulatory approvals required for the merger, or required regulatory approvals delaying the merger or causing the parties to abandon the merger; (iii) the failure to obtain any financing necessary to complete the merger; (iv) risks related to disruption of management’s attention from Cleco’s ongoing business operations due to the transaction; (v) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against Cleco and others relating to the merger agreement; (vi) the risk that the pendency of the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed merger; (vii) the fact that actual or expected credit ratings of Cleco or any of its affiliates, or otherwise relating to the merger, may be different from what the parties expect; (viii) the effect of the announcement of the proposed merger on Cleco’s relationships with its customers, operating results and business generally; (ix) the amount of the costs, fees, expenses and charges related to the proposed merger; (x) the receipt of an unsolicited offer from another party to acquire assets or capital stock of Cleco that could interfere with the proposed merger; (xi) future regulatory or legislative actions that could adversely affect Cleco; and (xii) other economic, business and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Cleco. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on any forward-looking statements.

Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in Cleco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 25, 2014, under the headings Part I, Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and in subsequently filed Forms 10-Q and 8-K. All subsequent written and oral forward-looking statements attributable to Cleco or persons acting on its behalf are expressly qualified in their entirety by the factors identified above. The forward-looking statements represent Cleco’s views as of the date on which such statements were made and Cleco undertakes no obligation to update any forward-looking statements, whether as a result of changes in actual results, change in assumptions, or other factors affecting such statements.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger. In connection with the proposed merger, Cleco will file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement, and may file other relevant documents with the SEC. The definitive proxy statement will be mailed to Cleco’s shareholders. This communication does not constitute a solicitation of any vote or approval. Before making any voting decision, Cleco’s shareholders are urged to read the definitive proxy statement in its entirety when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the definitive proxy statement because they will contain important information about the proposed merger.
Investors will be able to obtain a free copy of the definitive proxy statement, when available, and other relevant documents filed by Cleco with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the definitive proxy statement, when available, and other relevant documents from Cleco’s website at http://www.cleco.com or by directing a request to: Cleco Corporation, P.O. Box 5000, Pineville, LA 71361-5000, Attn: Shareholder Assistance, (800) 253-2652.

Participants in the Solicitation

Cleco and its directors, executive officers and certain other members of management and employees may be deemed to be “participants” in the solicitation of proxies from the shareholders of Cleco in connection with the proposed merger. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Cleco in connection with the proposed merger, which may be different than those of Cleco’s shareholders generally, will be set forth in the proxy statement and other relevant documents to be filed with the SEC. Shareholders can find information about Cleco and its directors and executive officers and their ownership of Cleco’s common stock in Cleco’s definitive proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on March 14, 2014, and in subsequently filed Form 4s of directors and executive officers filed with the SEC.

Cleco Analyst/Investor Contact:
Tom Miller
tom.miller@cleco.com
(318) 484-7642

Cleco Media Contacts:
Robbyn Cooper
robbyn.cooper@cleco.com
(318) 484-7136

Joele Frank
Barrett Golden / Michael Freitag / Joe Snodgrass
(212) 355-4449

Macquarie Contact:
Paula Chirhart
paula.chirhart@macquarie.com
(212) 231-1239

bcIMC Contact:
Gwen-Ann Chittenden
communications@bcimc.com
(778) 410-7156

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